SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 22, 1998
                                                  -----------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On December  22,  1998,  NTL  Incorporated  ("NTL")  announced  that it had acquired Eastern Group Telecoms ("EGT") from Eastern Group plc for 91 million pounds sterling.

     EGT comprises two business divisions. The telecoms division utilizes a 1,800km SDH fibre-optic network across the SouthEast and East of England. The radio sites division, consisting of 121 radio masts across East Anglia, serves the UK's major mobile phone network operators.

     EGT has headquarters in Ipswich and has 54 employees. EGT will operate as a wholly owned subsidiary of NTL. Under the terms of the acquisition, NTL has paid 60 million pounds sterling in cash and 31 million pounds sterling in a new NTL preferred stock which is redeemable for common stock or cash.

     A copy of the press release referred to above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
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          Exhibits

             99      Press release issued December 22, 1998

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NTL INCORPORATED
                                      (Registrant)


                                    By: /s/ Richard J. Lubasch
                                    --------------------------------
                                    Name:  Richard J. Lubasch
                                    Title: Senior Vice President-
                                              General Counsel


Dated: December 22, 1998

                                  EXHIBIT INDEX



Exhibit                                                                 Page

  99      Press release issued December 22, 1998